UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2016 (November 4, 2016)

COHERENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive
Santa Clara, CA 95054
(Address of principal executive offices)

(408) 764-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On November 8, 2016, Coherent, Inc, ("the Company") filed a Current Report on Form 8-K (the "Original Form 8-K") to report, among other things, the completion of its acquisition of Rofin-Sinar Technologies Inc., a Delaware corporation (“Rofin”).

This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the required historical audited financial statements of Rofn and the unaudited pro forma financial information that were not included in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Rofin-Sinar Technologies Inc. and subsidiaries as of September 30, 2016 and 2015 for each of the years in the three year period ended September 30, 2016, as required by this Item 9.01 are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

The Report of Independent Registered Public Accounting Firm issued by Deloitte and Touche LLP, dated January 17, 2017, relating to Rofin-Sinar Technologies' audited financial statements described above, is attached hereto as Exhibit 99.2 and incorporated herein by reference. The consent of the Independent Auditors of Rofin is attached hereto as exhibit 23.1.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Coherent, Inc. as of and for the year ended October 1, 2016 and Rofin-Sinar Technologies Inc. as of and for the year ended September 30, 2016 are attached hereto as Exhibit 99.3 and incorporated by reference herein.

Exhibits

Exhibit Number	Description
2.1*	Merger Agreement, dated as of March 16, 2016, by and among the Company, Rembrandt Merger Sub Corp. and Rofin-Sinar Technologies Inc.
10.1*
Credit Agreement dated as of November 7, 2016, by and among Coherent, Inc., Coherent Holding GmbH, the guarantors from time to time party thereto, the lenders from time to time party thereto, Barclays Bank PLC, as Administrative Agent and L/C Issuer, Bank of America, N.A., as L/C Issuer, and The Bank of Tokyo-Mitsubishi UJF, Ltd., as L/C Issuer

23.1	Consent of Independent Auditor of Rofin, Deloitte & Touche LLP
99.1
Audited consolidated financial statements of Rofin-Sinar Technologies Inc as of September 30, 2016 and 2015 and for each of the years in the three-year period ended September 30, 2016 and the notes related thereto

99.2	Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated January 17, 2017
99.3
The unaudited pro forma condensed combined financial statements of Coherent, Inc. as of and for the year ended October 1, 2016 and Rofin-Sinar Technologies Inc. as of and for the year ended September 30, 2016

____________________________

* Previously filed with the Original Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: January 18, 2017
By: /s/ Kevin Palatnik
Kevin Palatnik
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Merger Agreement, dated as of March 16, 2016, by and among the Company, Rembrandt Merger Sub Corp. and Rofin-Sinar Technologies Inc.
10.1*
Credit Agreement dated as of November 7, 2016, by and among Coherent, Inc., Coherent Holding GmbH, the guarantors from time to time party thereto, the lenders from time to time party thereto, Barclays Bank PLC, as Administrative Agent and L/C Issuer, Bank of America, N.A., as L/C Issuer, and The Bank of Tokyo-Mitsubishi UJF, Ltd., as L/C Issuer

23.1	Consent of Independent Auditor of Rofin, Deloitte & Touche LLP
99.1
Audited consolidated financial statements of Rofin-Sinar Technologies Inc as of September 30, 2016 and 2015 and for each of the years in the three-year period ended September 30, 2016 and the notes related thereto

99.2	Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated January 17, 2017
99.3
The unaudited pro forma condensed combined financial statements of Coherent, Inc. as of and for the year ended October 1, 2016 and Rofin-Sinar Technologies Inc. as of and for the year ended September 30, 2016

____________________________

* Previously filed with the Original Form 8-K